                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

             T. ROWE PRICE CAPITAL APPRECIATION FUND
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)

             T. ROWE PRICE CAPITAL APPRECIATION FUND
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
       applies:
       _________________________________________________________
    2) Aggregate number of securities to which transaction
       applies:
       _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
       _________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,
    1) Amount previously paid:
       _________________________________________________________
    2) Form, schedule, or Registration Statement no.:
       _________________________________________________________

    3) Filing party:
       _________________________________________________________
    4) Date filed:
       _________________________________________________________

Proxy for the T. Rowe Price New America Growth Fund should be inserted here.

T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

     All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect trustees, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

     The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect trustees or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of trustees, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several trustees have retired and new trustees have been added. In addition, a number of trustees will be retiring in the near future.

     Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs. In the case of the T. Rowe Price New America Growth Fund, the wording in the investment objective has been changed to clarify the investment approach and basic philosophy underlying the fund's objective, which has essentially remained the same.

     In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

     Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                              Sincerely,


                              James S. Riepe
                              Director, Mutual Funds Division

                                         CUSIP#779557107/fund#060
                                         CUSIP#779547108/fund#071
                                         CUSIP#77954M105/fund#072

              T. ROWE PRICE NEW AMERICA GROWTH FUND
                T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND

                Notice of Meeting of Shareholders

                         April 20, 1994

     The Annual Meeting of Shareholders of the T. Rowe Price New America Growth Fund ("New America Growth Fund"), T. Rowe Price Equity Income Fund ("Equity Income Fund"), and T. Rowe Price Capital Appreciation Fund ("Capital Appreciation Fund") (each a "Fund" and collectively the "Funds"), each a Massachusetts Business Trust, will be held on Wednesday, April 20, 1994, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The times for the Annual Meeting are 8:00 o'clock a.m., Eastern time, for the New America Growth Fund and 9:30 o'clock a.m., Eastern time, for the Equity Income and Capital Appreciation Funds. The following matters will be acted upon at that time:

     1. For the shareholders of each Fund: To elect trustees for the Fund in which you invest to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

     2.  For the shareholders of each Fund:

         A. To amend each Fund's fundamental policies to increase its ability to engage in borrowing transactions;

         B. To amend each Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

         C. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;

         D. To change from a fundamental to an operating policy each Fund's policy on purchasing securities on margin;

         E. To change from a fundamental to an operating policy each Fund's policy on pledging assets;

                                         CUSIP#779557107/fund#060
                                         CUSIP#779547108/fund#071
                                         CUSIP#77954M105/fund#072

         F. To amend each Fund's fundamental policies to permit the Fund to purchase more than 10% of an issuer's voting securities;

         G. To amend each Fund's fundamental policies concerning real estate;

         H. To change from a fundamental to an operating policy each Fund's policy on short sales;

         I. To amend each Fund's fundamental policies on the issuance of senior securities;

         J. To change from a fundamental to an operating policy each Fund's policy on unseasoned issuers;

         For the shareholders of New America Growth and Capital
         Appreciation Funds only:

         K. To amend each Fund's fundamental policy on industry concentration;

         For the shareholders of Equity Income and Capital
         Appreciation Funds only:

         L. To change from a fundamental to an operating policy each Fund's policy on purchasing illiquid securities;

         For the shareholders of Equity Income Fund only:

         M. To amend each Fund's fundamental policies to increase the percentage of Fund assets which may be invested in the securities of any single issuer;

     3. For the shareholders of each Fund: To ratify or reject the selection of the firms of Price Waterhouse as the independent accountants for the New America Growth and Equity Income Funds and Coopers & Lybrand as the independent accountants for the Capital Appreciation Fund for the fiscal year 1994;

     4.  For the shareholders of New America Growth Fund only:
         To amend the Fund's investment objective to delete income as a secondary objective; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                    LENORA V. HORNUNG
                                    Secretary
March 4, 1994
100 East Pratt Street
Baltimore, Maryland 21202

_________________________________________________________________
                     YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________

              T. ROWE PRICE NEW AMERICA GROWTH FUND
                T. ROWE PRICE EQUITY INCOME FUND
             T. ROWE PRICE CAPITAL APPRECIATION FUND

             Meeting of Shareholders--April 20, 1994

                         PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price New America Growth Fund (the "New America Growth Fund"), the T. Rowe Price Equity Income Fund (the "Equity Income Fund"), and the T. Rowe Price Capital Appreciation Fund (the "Capital Appreciation Fund") (each a "Fund" and collectively the "Funds"), each a Massachusetts Business Trust, for use at the Annual Meeting of Shareholders of each Fund to be held on April 20, 1994, and at any adjournments thereof.

     Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Holders of record of the shares of beneficial interest of each Fund at the close of business on February 18, 1994, will be entitled to one vote per share, and a proportionate vote for each fractional share, on all business of the meeting and any adjournment thereof.

     In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of each Fund's shareholders. The shareholders of each Fund vote separately with respect to each Proposal.

     The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR EACH FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3 FOR EACH FUND. APPROVAL OF ALL REMAINING PROPOSALS OF EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

     If the proposed amendments to each Fund's fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to each Fund's fundamental investment policies are not approved, they will remain unchanged.

     Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, trustees, officers, and/or employees of each Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

     The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is March 4, 1994.

1.   ELECTION OF TRUSTEES

     The following table sets forth information concerning each of the nominees for trustee indicating the particular Board(s) on which the nominee has been asked to serve. Each nominee has agreed to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. With the exception of Mrs. Merriman and Messrs. Bailey, Fagin, Major, Riepe and Vos, each of the nominees is a member of the present Board of Trustees of the New America Fund and has served in that capacity since originally elected. With the exception of Mrs. Merriman and Messrs. Bailey, Broadus, Dick, Fagin, Major, Testa and Wythes, each of the nominees is a member of the present Board of Trustees of the Equity Income Fund and has served in that capacity since originally elected. With the exception of Mrs. Merriman and Messrs. Bailey, Collins, Lanier, Roche, and Wythes, each of the nominees is a member of the present Board of Trustees of the Capital Appreciation Fund and has served in that capacity since originally elected. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Trustees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Fund may recommend. There are no family relationships among these nominees.

     The membership of the three Boards will not be identical following election at the meeting. Specifically, certain individuals who are interested persons of T. Rowe Price are being elected to only one of the Funds. Shareholders are being asked to elect the Board of Trustees of their respective Fund only.

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
Leo C. Bailey    Retired; Director of        New America
3396 S. Placita  the following T. Rowe       Growth Fund:
Fabula           Price Funds: Growth Stock,  Equity Income
Green Valley, AZ New Era, Science &          Fund:
85614            Technology, Index Trust     Capital
3/3/24           (since inception), Balanced Appreciation
0New America     (since inception), Mid-Cap  Fund:

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
Growth Fund:     Growth (since inception),
Initial election OTC (since inception),
0Equity Income   Dividend Growth (since
Fund: Initial    inception), Blue Chip
election         Growth (since inception),
0Capital         International, and Institutional
Appreciation     International (since inception)
Fund: Initial
election
*Thomas H.       Managing Director, T. Rowe  Equity Income
Broadus, Jr.     Price Associates, Inc.;     Fund:
100 East Pratt   President and Director,
Street           T. Rowe Price Blue Chip
Baltimore, MD    Growth Fund, Inc. (since
21202            inception)
10/25/37
0Equity Income
Fund: Chairman of
the Board and
member of
Executive Committee
since 1985

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________

*George J.       President, Managing         Capital
Collins          Director and Chief          Appreciation
100 East Pratt   Executive Officer T. Rowe   Fund:
Street           Price Associates, Inc.; Director,
Baltimore, MD    Rowe Price-Fleming International,
21202            Inc., T. Rowe Price Trust Company,
7/31/40          and T. Rowe Price Retirement
0Capital         Plan Services, Inc.; Chairman
Appreciation     of the Board of the following
Fund: Chairman   T. Rowe Price Funds/Trusts:
of the Board     New Income, Short-Term Bond,
and member of    High Yield, GNMA, Tax-Free
Executive        Income, Tax-Exempt Money,
Committee since  Tax-Free Short-Intermediate,
1986             Tax-Free High Yield, State Tax-Free
                 Income, California Tax-Free Income,
                 and Summit Municipal (since inception);
                 President and Director of the following
                 T. Rowe Price Funds: U.S. Treasury

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
Name, Address,                              Directly Beneficially
Date of Birth                                  or        Owned
of Nominee and                             Indirectly, Directly
Position with         Principal               as of      as of
    Fund           Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
                 and Summit (since inception);
                 Vice President and Director,
                 T. Rowe Price Prime Reserve
                 Fund, Inc.; Director of the following
                 T. Rowe Funds: New Era and
                 Tax-Free Insured Intermediate
                 (since inception)
Donald W. Dick,  Partner, Overseas Partners, New America
Jr.              Inc., a financial           Growth Fund:
375 Park Avenue  investment firm; formerly   Equity Income
Suite 3505       (6/65-3/89) Director and    Fund:
New York, NY     Vice President-Consumer     Capital
10152            Products Division,          Appreciation
1/27/43          McCormick & Company, Inc.,  Fund:
0New America     international food
Growth Fund:     processors; Director/Trustee,
Director since   Waverly Press, Inc. and
1985             the following T. Rowe Price
0Equity Income   Funds/Trusts: Growth Stock,
Fund: Initial    Growth & Income, Balanced (since
election         inception), Mid-Cap Growth (since
0Capital         inception), OTC (since inception),
Appreciation     Dividend Growth (since inception),
Fund: Director   Blue Chip Growth (since inception),
since 1986       International, and Institutional
                 International (since inception)

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
David K. Fagin   Chairman, Chief Executive   New America
One Norwest      Officer and Director,       Growth Fund:
Center           Golden Star Resources,      Equity Income
1700 Lincoln     Ltd.; formerly (1986-7/91)  Capital
Street           President, Chief Operating  Appreciation
Suite 1950       Officer and Director,       Fund:
Denver, CO       Homestake Mining Company;
80203            Director of the following T.
4/9/38           Rowe Price Funds: New Horizons,
0New America     New Era, Balanced (since inception),
Growth Fund:     Mid-Cap Growth (since inception),
Initial election OTC (since inception), Dividend
0Equity Income   Growth (since inception), and
Fund: Director   Blue Chip Growth (since inception)

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
since 1988
0Capital
Appreciation
Fund: Director
since 1988

Addison Lanier   Financial management;       New America
441 Vine Street, President and Director,     Growth Fund:
#2310            Thomas Emery's Sons, Inc.   Equity Income
Cincinnati, OH   and Emery Group, Inc.;      Fund:
45202-2913       Director/Trustee, Scinet    Capital
1/12/24          Development and Holdings,   Appreciation
0New America     Inc. and the following      Fund:
Growth Fund:     T. Rowe Price Funds: Small-Cap
Director since   Value, Balanced (since inception),
1985             Mid-Cap Growth (since inception),
0Equity Income   OTC (since inception), Dividend
Fund: Director   Growth (since inception), Blue Chip
since 1985       Growth (since inception), International,
0Capital         and Institutional International
Appreciation     (since inception)
Fund: Initial
election

*John H. Laporte Managing Director, T. Rowe  New America
100 East Pratt   Price Associates, Inc.;     Growth Fund:
Street           Chairman of the Board of
Baltimore, MD    the following T. Rowe Price
21202            Funds: Science & Technology,
7/26/45          Small-Cap Value, and OTC
0New America     (since inception); President and
Growth Fund:     Director, T. Rowe Price New Horizons
President and    Fund, Inc.
member of
Executive
Committee since
1985

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
John K. Major    Chairman of the Board and   New America
126 E. 26 Place  President, KCMA             Growth Fund:
Tulsa, OK        Incorporated, Tulsa,        Equity Income
74114-2422       Oklahoma; Director of the   Fund:
8/3/24           following T. Rowe Price     Capital
0New America     Funds: Growth Stock, New    Appreciation
Growth Fund:     Horizons, New Era, Growth & Fund:
Initial election Income, Science & Technology,
0Equity Income   Balanced (since inception),
Fund: Initial    Mid-Cap Growth (since inception),
election         OTC (since inception), Dividend
0Capital         Growth (since inception), and
Appreciation     Blue Chip Growth (since inception)
Fund: Director
since 1986

Hanne M.         Retail business consultant; New America
Merriman         formerly, President and     America Growth:
655 15th Street  Chief Operating Officer     Equity Income
Suite 300        (1991-92), Nan Duskin,      Fund:
Washington,      Inc., a women's specialty   Capital
D.C.  20005      store, Director (1984-90)   Appreciation
11/16/41         and Chairman (1989-90)      Fund:
0New America     Federal Reserve Bank of
Growth Fund:     Richmond, and President and
Initial election Chief Executive Officer
0Equity Income   (1988-89), Honeybee, Inc.,
Fund: Initial    a division of Spiegel, Inc.;
election         Director, Central Illinois
0Capital         Public Service Company, CIPSCO
Appreciation     Incorporated, The Rouse Company,
Fund: Initial    State Farm Mutual Automobile
election         Insurance Company and USAir Group, Inc.

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
*James S. Riepe  Managing Director, T. Rowe  New America
100 East Pratt   Price Associates, Inc.;     Growth Fund:
Street           President and Director,     Equity Income
Baltimore, MD    T. Rowe Price Investment    Fund:
21202            Services, Inc.; Chairman of Capital
6/25/43          the Board, T. Rowe Price    Appreciation
0New America     Services, Inc., T. Rowe     Fund:
Growth Fund:     Price Trust Company, T. Rowe
Initial election Price Retirement Plan Services,
- --Vice           Inc., and the following T.

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
President since  Rowe Price Funds: Growth & Income,
1985             Spectrum (since inception),
0Equity Income   Balanced (since inception),
Fund: Vice       and Mid-Cap Growth (since
President        inception); Vice President of the
and member of    following T. Rowe Price Funds:
Executive        New Era, Prime Reserve, International,
Committee        and Institutional International (since
since 1985;      inception); Vice President and
0Capital         Director/Trustee of the 22 other
Appreciation     T. Rowe Price Funds/Trusts; Director,
Fund: Chairman   T. Rowe Price Tax-Free Insured
of the Board and Intermediate Bond Fund,Inc. (since
member of        inception) and Rhone-Poulenc Rorer, Inc.
Executive
Committee since
1986

*George A. Roche Managing Director           Capital
100 East Pratt   and Chief Financial         Appreciation
Street           Officer, T. Rowe Price      Fund:
Baltimore, MD    Associates, Inc.; President
21202            and Director, T. Rowe Price
7/6/41           New Era Fund, Inc.; Vice
0Capital         President and Director,
Appreciation     Rowe Price-Fleming
Fund: Initial    International, Inc.
election

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
*M. David Testa  Managing Director, T.       Equity Income
100 East Pratt   Rowe Price Associates,      Fund:
Street           Inc.; Chairman of the Board,
Baltimore, MD    Rowe Price-Fleming
21202            International, Inc. and
4/22/44          the following T. Rowe Price
0Equity Income   Funds: Growth Stock,
Fund: Initial    International, and Institutional
election         International (since inception);
                 Vice President and
                 Director, T. Rowe Price
                 Trust Company and T. Rowe
                 Price Balanced Fund, Inc.
                 (since inception); Director
                 of the following T. Rowe Price
                 Funds: Dividend Growth
                 (since inception) and Blue Chip
                 Growth (since inception); Vice President,
                 T. Rowe Price Spectrum
                 Fund, Inc. (since inception)

Hubert D. Vos    President, Stonington       New America
1231 State       Capital Corporation, a      Growth Fund:
Street           private investment company; Equity Income
Suite 210        Director of the following   Fund:
Santa Barbara,   T. Rowe Price Funds: New    Capital
CA  93190-0409   Horizons, New Era, Science  Appreciation
8/2/33           & Technology, Small-Cap     Fund:
0New America     Value, Balanced (since inception),
Growth Fund:     Mid-Cap Growth (since inception),
Initial election OTC (since inception), Dividend
0Equity Income   Growth (since inception), and
Fund: Director   Blue Chip Growth (since inception)
since 1985
0Capital
Appreciation
Fund: Director
since 1986

_________________________________________________________________
                                              Fund     All Other
                                             Shares      Price
                                          Beneficially   Funds'
                                             Owned,     Shares
 Name, Address,                             Directly Beneficially
  Date of Birth                                or        Owned
 of Nominee and                            Indirectly, Directly
  Position with       Principal               as of      as of
      Fund         Occupations(1)          1/31/94(2)   1/31/94
_________________________________________________________________
Paul M. Wythes   Founding General Partner,   New America
755 Page Mill    Sutter Hill Ventures, a     Growth Fund:
Road             venture capital limited     Equity Income
Suite A200       partnership providing       Fund:
Palo Alto, CA    equity capital to young     Capital
94304            high technology companies   Appreciation
6/23/33          throughout the United       Fund:
0New America     States; Director, Teltone
Growth Fund:     Corporation, Interventional
Director since   Technologies, Inc., Stuart
1985             Medical, Inc., and the following
0Equity Income   T. Rowe Price Funds: New Horizons,
Fund: Initial    Growth & Income, Science &
election         Technology, Small-Cap Value,
0Capital         Index Trust (since inception),
Appreciation     Balanced (since inception),
Fund: Initial    Mid-Cap Growth (since inception),
election         OTC (since inception), Dividend
                 Growth (since inception), and
                 Blue Chip Growth (since inception)

*Nominees considered "interested persons" of Price Associates.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Laporte and Riepe in _____ shares of the New America Growth Fund, Messrs. Broadus, Riepe and Testa in _____ shares of the Equity Income Fund and Messrs. Collins, Riepe and Roche in _____ shares of the Capital Appreciation Fund which are owned by a wholly-owned subsidiary of the Funds' investment manager,
     T. Rowe Price, and the interests of Messrs. Broadus, Collins, Laporte, Riepe, Roche and Testa in _______, _______, _______, _________, _________ and _____ shares, respectively, owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     The trustees of each Fund who are officers or employees of
T. Rowe Price receive no remuneration from the Fund. For the year 1993, Messrs. Dick, Lanier, and Wythes, received from the New America Growth Fund trustees' fees aggregating $16,188, including expenses. For the same period, Messrs. Fagin, Lanier, and Vos, received from the Equity Income Fund trustees' fees aggregating $47,311, including expenses. For the same period, Messrs. Dick, Fagin, Major and Vos, received from the Capital Appreciation Fund trustees' fees aggregating $15,724, including expenses. The fee paid to each such trustee is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a trustee serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a trustee serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a trustee serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a trustee serves. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with
T. Rowe Price. Messrs. Dick, Lanier, and Wythes are the independent trustees of the New America Growth Fund, Messrs. Fagin, Lanier, and Vos are the independent trustees of the Equity Income Fund, and Messrs. Dick, Fagin, Major, and Vos are the independent trustees of the Capital Appreciation Fund.

     The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent trustee representing each of the Funds. Mr. Dick, a trustee of the New America Growth and Capital Appreciation Funds, and Mr. Vos, a trustee of the Equity Income and Capital Appreciation Funds, are members of the Committee. The other members are Leo C. Bailey and Anthony W. Deering. These trustees also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed;
(5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

     The Board of Trustees of the Fund has an Executive
Committee which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

     The Board of Trustees of the Fund has a Nominating Committee, which is comprised of all the Price Funds' independent trustees. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent trustees to fill vacancies on the Board of Trustees. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.


     Each Fund's Board of Trustees held seven meetings during the last full fiscal year. With the exception of Mr. Major, a trustee of the Capital Appreciation Fund, each trustee standing for election or reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period for which he was a trustees), and (ii) the total number of meetings held by all committees of the Board on which he served.


2.   APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS'
     FUNDAMENTAL INVESTMENT POLICIES

     The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.

     The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     In the following discussion "the Fund" is intended to refer to each Fund.

EACH FUND

A.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

     Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Trustees has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of borrowing is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page __ of prospectus). Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     As amended, the Fund's fundamental policy on borrowing would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

     If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 15%; (2) borrow from persons other than banks including other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price Funds"); and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

     The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Trustees believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Borrowing From Other Price Funds

     Current law prohibits the Fund from borrowing from other Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the SEC for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

     As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved, eligible Price Funds would be permitted to participate in an interfund lending program to allow various of the Price Funds, through a master loan agreement, to lend available cash to and borrow from other Price Funds. Each lending fund could lend available cash to another Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

     In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Trustees considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Price Fund. The Trustees consider that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

     In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

     Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower.
If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

     The Trustees believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other Price Funds. Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Reverse Repurchase Agreements

     To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

     The other proposed changes in the Fund's fundamental policy
- - to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law - and to engage in transactions other than reverse repurchase agreements which may, or may be deemed to, involve a borrowing - are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

     The Board of Trustees recommends that shareholders vote FOR the proposal.


B.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICIES ON
     INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE
     GREATER FLEXIBILITY IN FUTURES TRADING

     The Board of Trustees has proposed amendments to the Fundamental Investment Policies of the Fund to provide the Fund with greater flexibility in buying and selling futures. The provisions of the Fund's current fundamental investment policies in this area are not required by applicable law and the Trustees believe the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all
T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

     Commodities

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to [its fundamental policy on futures];"

     Futures Contracts

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or options thereon if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under option futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or premiums on options; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount as defined under certain CFTC regulations may be excluded in computing such 5%;"

     As amended, the Fund's fundamental policy on investing in commodities and futures would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Trustees intends to adopt the following operating policy, which may be changed by the Board of Trustees without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

     If approved, the primary effects of the amendments would be to: (i) eliminate the restriction that the Fund may not enter into a futures contract if, as a result, more than 30% of the Fund's total assets would be represented by such contracts (the "30% Limitation"); and (ii) replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the amended restriction, the Fund would have the ability to invest in forward foreign currency contracts and instruments which have the characteristics of futures and securities or whose value is determined, in whole or in part, by reference to commodity prices. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

The 30% Limitation

     The SEC formerly required mutual funds trading in futures to have no more than 30% of their assets represented by futures contracts. The SEC no longer imposes this percentage limitation. Although the Fund has no current intention of engaging in substantial trading in futures, this situation could change, and the Trustees believe the best interest of the Fund would be served by removing this requirement from the Fund's fundamental policy on futures. Removal of the 30% Limitation could allow the Fund, subject to applicable margin requirements, to hedge 100% of the value of its portfolio and to enter into futures contracts and options thereon to a greater degree than is currently permitted. All trading in futures by the Fund would be subject to applicable SEC and Commodity Futures Trading Commission ("CFTC") rules prohibiting the use of futures for speculation and leveraging and applicable state law.

The 5% Limitation

     The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities, which is generally the type of futures activity in which the Fund engages. Although applicable state law may still require compliance with similar limitations, the Board of Trustees believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

C.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING THE MAKING OF LOANS

     The Board of Trustees has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "Price Funds"); and (iii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of making loans is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly-distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities;"

     As amended, the Fund's fundamental policy on loans would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
     (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

     The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Trustees does not view this change as significantly raising the level of risk to which the Fund would be subject.

Interfund Lending Program

     The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other Price mutual funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

     The Trustees believe that the interfund lending program:
(i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Purchase of Debt

     The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Trustees believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Matters

     For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

D.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON PURCHASING SECURITIES ON MARGIN

     The Board of Trustees has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Trustees without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Trustees with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to [its fundamental policy on futures];"

     As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

     Both the Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures contracts and use such short-term credit as may be necessary for clearance of purchases of portfolio securities. The proposed operating policy would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

     The Board of Trustees recommends that shareholders vote FOR the proposal.


E.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON PLEDGING ITS ASSETS

     The Board of Trustees has proposed that the Fund's Fundamental Investment Restriction on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Trustees believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging it assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     New America Growth Fund

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost, provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into interest rate futures contracts;"

     Equity Income Fund

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost, provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into futures contracts;"

     Capital Appreciation Fund

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost, provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into futures contracts;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy (and 10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Trustees could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

          Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

          The Board of Trustees recommends that shareholders vote
FOR the proposal.

F.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING
     PURCHASING MORE THAN 10% OF AN ISSUER'S VOTING SECURITIES

     The Board of Trustees has proposed an amendment to the Fundamental Investment Restrictions of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to provide the Fund with greater flexibility to invest its assets in the outstanding voting securities of various companies. Under the amended policy, the Fund would be restricted from owning more than 10% of an issuer's outstanding voting securities only with respect to 75% of the value of its total assets, as opposed to 100% under the current policy. By permitting the Fund to own more than 10% of the outstanding voting securities of an issuer, the proposed amendment, if adopted, could increase the risk to the Fund with respect to adverse developments concerning such securities. The Board of Trustees, however, believes the Fund should have the increased flexibility which the amendment would provide. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "As a matter of fundamental policy, the Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result: . . . more than 10% of the outstanding voting securities of any issuer would be held by the Fund;"

     As amended, the Fund's fundamental policy on purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would permit the Fund, with respect to 25% of its assets, to take a larger position in the voting securities of companies than under the current investment limitation. Thus, for example, the Fund could purchase 100% of the voting securities of one or more companies. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such companies. In addition, if the Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be reduced. However, the Fund's Board of Trustees believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

G.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
     CONCERNING REAL ESTATE

     The Board of Trustees has proposed an amendment to the Fundamental Investment Policies of the Fund to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all Price Funds. The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests. The Fund will not purchase or sell real estate. In addition, the proposed amendment would clarify that the Fund may purchase all types of securities secured by real estate or interests therein, or issued by companies which invest in real estate, not only money market securities as set forth in the current limitation. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in real estate is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);"

     As amended, the Fund's fundamental policy on investing in real estate would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

     The Board of Trustees recommends that shareholders vote FOR the proposal.

H.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON SHORT SALES

     The Fund's Board of Trustees has proposed that the Fund's Fundamental Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Trustees without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Effect short sales of securities . . .;"

     The operating policy on short sales, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Effect short sales of securities;"

     The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Trustees the authority to make changes in this policy without seeking further shareholder approval.

     In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

I.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     ON THE ISSUANCE OF SENIOR SECURITIES

     The Fund's Board of Trustees has proposed an amendment to the Fund's fundamental policy on investing in senior securities which would allow the Fund to invest in senior securities to the extent permitted under the Investment Company Act of 1940. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of issuing senior securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Issue any class of securities senior to any other class of securities;"

     As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Issue senior securities except in compliance with the Investment Company Act of 1940;"

     The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

J.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY ON INVESTING IN UNSEASONED ISSUERS

     The Board of Trustees has proposed that the Fund's fundamental policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result: . . . More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years including predecessors and unconditional guarantors;"

     The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).
     This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

     The new operating policy would add the securities issued or guaranteed by foreign, state or local governments, as well as securities of pooled investment vehicles and mortgage and asset-backed securities, to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

NEW AMERICA GROWTH AND CAPITAL APPRECIATION FUNDS ONLY

K.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY ON INDUSTRY
     CONCENTRATION

     The Board of Trustees has proposed two amendments to the Fundamental policy of the Fund on industry concentration. The first amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change which would conform the Fund's policy to the standard policy on concentration of other T. Rowe Price mutual funds. The second amendment would eliminate the policy on concentrating 25% or more of the Fund's assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets. Since the banking concentration policy was adopted, it has not proved necessary to implement it. Finally, the amendment would allow the Fund to adopt a policy which is expected to become a standard policy regarding industry concentration for all the Price Funds. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of industry concentration is as follows:

     New America Growth Fund

     "[As a matter of fundamental policy, the Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result]: . . . 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;"

     Capital Appreciation Fund

     "[As a matter of fundamental policy, the Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result]: . . . 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;"

     As amended the Fund's fundamental policy on industry concentration would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

     The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as an exception to the general prohibition against industry concentration. This is because the SEC has determined that governments are not industries. Therefore, there is no need to make specific reference to this position in the policy.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

EQUITY INCOME AND CAPITAL APPRECIATION FUNDS ONLY

L.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID
     SECURITIES

     The Board of Trustees has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Trustees without shareholder approval. If the proposed change is approved by shareholders, the Board of Trustees of the Fund intends to adopt an operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Fund's current fundamental policy in this area is not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

     Equity Inocme Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale, but as a matter of operating policy, the Fund will limit purchases of restricted securities to 5% of its total assets, valued at market, in order to comply with certain state investment restrictions; (b) repurchase agreements which do not provide for payment within seven (7) days; and
     (c) other securities that are not readily marketable;"

     Capital Appreciation Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale;
     (b) repurchase agreements which do not provide for payment within seven (7) days; and (c) other securities that are not readily marketable;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Fund will not invest more than 5% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 5% limitation but are subject to the 15% limitation;"

Illiquid Securities

     As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included those enumerated in the Fund's fundamental restriction on restricted securities -- securities with legal or contractual restrictions on resale ("restricted securities") and repurchase agreements of a duration of more than seven days.

     The securities markets, however, are evolving and new types of instruments have developed. In light of these developments, the Fund's fundamental investment restriction, by essentially assuming restricted securities are unmarketable, may be overbroad and unnecessarily restrictive. For example, the markets for various types of securities -- repurchase agreements, commercial paper, and some corporate bonds and notes -- are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the Securities Act of 1933, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. If institutional markets develop which trade in these securities, the Fund could be constrained by its current investment restrictions. Accordingly, T. Rowe Price recommends that the Fund eliminate its fundamental limitations in this area so that restricted securities that are nonetheless liquid may be purchased without regard to the Fund's limit on investing in illiquid securities. Of course, the Fund would modify its operating policy to comply with future regulatory and market developments.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Trustees, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid.

Percentage Limitations

     The Fund's fundamental policy limits it to investing no more than 10% of the value of its total assets in restricted and unmarketable securities. The new operating policy to be adopted by the Board of Trustees, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest 15% of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

     Notwithstanding the 15% limitation, in conformity with various state laws, the Fund's new operating policy would limit the Fund to investing no more than 5% of its assets in restricted securities (other than Rule 144A securities) and no more than 5% of its assets in the securities of unseasoned issuers (as defined). Shareholders are being asked separately to eliminate the Fund's fundamental policy on investing in unseasoned issuers. If that action is approved, the Trustees intend to incorporate the Fund's policy on investing in unseasoned issuers with the Fund's policy on investing in illiquid securities.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

EQUITY INCOME FUND ONLY

M.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY TO INCREASE
     THE PERCENTAGE OF FUND ASSETS WHICH MAY BE INVESTED IN ANY
     ONE ISSUER

     The Board of Trustees has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to Section 5(b)(1) of the Investment Company Act of 1940 (the "1940 Act") and to permit the Fund greater flexibility to invest in securities considered by T. Rowe Price to present attractive investment opportunities. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer. In addition, as under the current policy, the new restrictions would apply, to repurchase agreements. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result: . . . More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer);"

     As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would allow the Fund to invest a significantly larger portion of its assets in the securities of a single issuer. Thus, for example, the Fund could invest 25% of its total assets in the securities of a single issuer, or 10% of its total assets in securities of one issuer and 15% of its total assets in securities of another issuer. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuer(s). In addition, if the Fund were to have a substantial portion of its assets invested in the securities of a single issuer, the liquidity of the Fund's investment in that issuer could be reduced. However, the Fund's Board of Trustees believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Trustees recommends that shareholders vote FOR the proposal.

3.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

     The selection by the Board of Trustees of the New America and Equity Income Funds of the firm of Price Waterhouse as the independent accountants for each Fund for the year 1994 is to be submitted for ratification or rejection by the shareholders of each Fund at the Shareholders Meeting. The firm of Price Waterhouse has served each Fund as independent accountants since each Fund's inception. The selection by the Board of Trustees of the Capital Appreciation Fund of the firm of Coopers & Lybrand as the independent accountants for the Fund for the year 1994 is to be submitted for ratification or rejection by the shareholders of the Fund at the Shareholders Meeting. The firm of Price Waterhouse has served the Capital Appreciation Fund as independent accountants since the Fund's inception.

       Each Fund has been advised by its independent accountants that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Price Waterhouse and Coopers & Lybrand are expected to be present at the Shareholders Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.


NEW AMERICA GROWTH FUND ONLY

4.   PROPOSAL TO REMOVE INVESTING FOR INCOME AS A SECONDARY
     OBJECTIVE OF THE FUND

     The Fund is seeking approval to remove "investing for income" as a secondary objective of the Fund. The original intent of mentioning income as a secondary objective was to indicate that income would be incidental to pursuit of the Fund's primary objective - long-term growth of capital through investment primarily in the common stocks of U.S. growth companies which operate in service industries. In light of the minor role income has always played in the Fund's investment program and performance, and to avoid any confusion about the importance of current income, the Board of Trustees has proposed that it be deleted as a secondary objective.

     The Board of Trustees recommends that shareholders vote FOR the proposal to delete income as a secondary objective of the Fund.

INVESTMENT MANAGER

     The Funds' investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, James S. Riepe, George A. Roche, John W. Rosenblum, Charles H. Salisbury, Jr., Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Stickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

     The officers of the Funds (other than the nominees for election or reelection as trustees) and their positions with T.
Rowe Price are as follows:

                        Position              Position with
Officer                 with Fund                Manager

Brian W.H. Berghuis+    Executive Vice         Vice President
                        President
Andrew M. Brooks!       Vice President         Vice President
Arthur B. Cecil, III*   Vice President         Vice President
Gregory V. Donovan+     Vice President         Vice President
Henry H. Hopkins        Vice President         Managing Director
Richard P. Howard#      President              Vice President
Denise S. Jevne!        Vice President         Vice President
Charles A. Morris*      Vice President         Vice President
David L. Rea*           Vice President         Vice President
Brian C. Rogers!        President              Managing Director
Robert W. Smith!        Vice President         Vice President
William J. Stromberg!   Vice President         Vice President
Alan R. Stuart*         Vice President         Vice President
Mark J. Vaselkiv!       Vice President         Vice President
John Wakeman+           Vice President         Vice President
Lenora V. Hornung       Secretary              Vice President
Carmen F. Deyesu        Treasurer              Vice President
David S. Middleton      Controller             Vice President
Roger L. Fiery          Assistant Vice PresidentEmployee
Edward T. Schneider     Assistant Vice PresidentEmployee
Ingrid I. Vordemberge   Assistant Vice PresidentEmployee

+Mr. Berghuis is an Executive Vice President and Messrs. Donovan and Wakeman are Vice Presidents of the New America Growth Fund only.
#Mr. Howard is President of the Capital Appreciation Fund and a Vice President of the Equity Income Fund.
!Mr. Rogers is President and Ms. Jevne and Messrs. Brooks, Smith, Stromberg and Vaselkiv are Vice Presidents of the Equity Income Fund only.
*Messrs. Cecil, Morris, Rea and Stuart are Vice Presidents of the Capital Appreciation Fund only.

    The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan Services, Inc. ("Retirement Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Funds have an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, a Vice President and Trustee of the Equity Income and Capital Appreciation Funds and a Vice President of the New America Growth Fund, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the Funds, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the Funds, is a Vice President of Price Services. Certain officers of the Funds own shares of the common stock of T. Rowe Price, its only class of securities.

    The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any trustee or officer of the Fund, or any trustee or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

    During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

    The Company's Board of Trustees has approved the repurchase of shares of its common stock in the open market. During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

    During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

    An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.

INVESTMENT MANAGEMENT AGREEMENT

    T. Rowe Price serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). The date of each Fund's Management Agreement and the date it was approved by the respective Fund's shareholders is as follows.

                                Date of          Shareholder
                              Management          Approval
                               Agreement            Date
                              __________         ___________

New America Growth Fund       May 1, 1991      April 18, 1991
Equity Income Fund            May 1, 1987      April 21, 1987
Capital Appreciation Fund     May 1, 1987      April 22, 1987

By their terms, the Management Agreements will continue in effect from year to year as long as they are approved annually by each Fund's Board of Trustees (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreement must be approved by a majority of each Fund's independent trustees. On March __, 1994, the trustees of each Fund, including all of the independent trustees, voted to extend the Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. The Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

    Under each Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in their prospectuses and Statements of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Funds with certain corporate administrative services, including: maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds, such as each Fund's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, trustees, and committee members of the Funds without cost to the Fund.

    Each Fund's Management Agreement also provides that T. Rowe Price, its trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

    The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Funds for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.

New America Growth Fund

    Effective January 1, 1990, T. Rowe Price agreed to bear any expenses through December 31, 1993, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 1.25%, however, no reimbursement will be made after December 31, 1995, or if it would result in the expense ratio exceeding 1.25%.

    During the year ended December 31, 1987, $326,000 of management fees were not accrued by the fund pursuant to an annual state limitation. In 1988, the Fund obtained a variance from this limitation which permitted the 1987 fees to be reimbursed to the Manager. the unaccrued fees from 1987 were to be reimbursed to the Manager only to the extent that doing so would not cause the Fund's ratio of expenses to average net assets to exceed any expense limitation then in effect. Pursuant to these provisions, the remaining $278,00 of fees were reimbursed to the Manager during the year ended December 31, 1993.

Capital Appreciation Fund

    Effective January 1, 1990, T. Rowe Price agreed to bear any expenses through December 31, 1993, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 1.25%, however, no reimbursement will be made after December 31, 1995, or if it would result in the expense ratio exceeding 1.25%.

    The following chart shows the ratio of operating expenses to average net assets of each Fund for the last three years ended
December 31.

                           1993         1992         1991
                           ____         ____         ____

New America Growth Fund    1.23%        1.25%        1.25%
Equity Income Fund         0.91%        0.97%        1.05%
Capital Appreciation Fund  1.09%        1.08%        1.20%

    For its services to each Fund under the Management
Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price Funds distributed by T. Rowe Price Investment Services, other than institutional or "private label" products. For this purpose, the Price Funds include all funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. The Funds pay a flat Individual Fund Fee of 0.35% for the New America Growth Fund, 0.25% for the Equity Income Fund and 0.30% for the Capital Appreciation Fund, based on the net assets of the Fund. Based on combined Price Funds' assets of approximately $34.7 billion at December 31, 1993 the group fee was 0.35% and the total management fee for the year would have been an annual rate of 0.70%, 0.60% and 0.65% of net assets of the New America Growth, Equity Income and Capital Appreciation Funds, respectively. The following chart shows the net assets and the management fees, paid by each Fund to T. Rowe Price, at December 31, 1993.

                             Net Assets        Management Fee
                             __________        ______________

New America Growth Fund    $  619,117,750        $ 3,988,797
Equity Income Fund         $2,851,346,798        $15,154,800
Capital Appreciation Fund  $  536,244,375        $ 2,740,545

Capital Appreciation Fund--Explanation of Performance-Based Fee

    The Fund's Monthly Group Fee and Monthly Fund Fee are combined (the "Combined Fee") and are subject to a Performance Fee Adjustment, depending on the total return investment performance of the Fund relative to the total return performance of the Standard & Poor's 500 Stock Composite Index (the "Index") during the previous thirty-six (36) months. The Performance Fee Adjustment is computed as of the end of each month and if an adjustment results, is added to, or subtracted from the Combined Fee. No Performance Fee Adjustment is made to the Combined Fee unless the investment performance ("Investment Performance") of the Fund (stated as a percent) exceeds, or is exceeded by, the investment record ("Investment Record") of the Index (stated as a percent) by at least one full point. (The difference between the Investment Performance and Investment Record will be referred to as the Investment Performance Differential.) The Performance Fee Adjustment for any month is calculated by multiplying the rate of the Performance Fee Adjustment ("Performance Fee Adjustment") (as determined below) achieved for the 36-month period, times the average daily net assets of the Fund for such 36-month period and dividing the product by 12. The Performance Fee Adjustment Rate is calculated by multiplying the Investment Performance Differential (rounded downward to the nearest full point) times a factor of .02%. Regardless of the Investment Performance Differential, the Performance Fee Adjustment Rate shall not exceed .30%. the same period.

                             Example

    For example, if the Investment Performance Differential was 11.6, it would be rounded to 11. The Investment Performance Differential of 11 would be multiplied by .02% to arrive at the Performance Fee Adjustment Rate of .22%. The .22% Performance Fee Adjustment Rate would be multiplied by the fraction of 1/12 and that product would be multiplied by the Fund's average daily net assets for the 36-month period to arrive at the Performance Fee Adjustment.

    The computation of the Investment Performance of the Fund and the Investment Record of the Index will be made in accordance with Rule 205-1 under the Investment Advisers Act of 1940 or any other applicable rule as, from time to time, may be adopted or amended. These terms are currently defined as follows:

    The Investment Performance of the Fund is the sum of: (i) the change in the Fund's net asset value per share during the period;
(ii) the value of the Fund's cash distributions per share having an exdividend date occurring within the period; and (iii) the per share amount of any capital gains taxes paid or accrued during such period by the Fund for undistributed, realized long-term capital gains.

    The Investment Record of the Index is the sum of: (i) the change in the level of the Index during the period; and (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index.

    The performance Fee Adjustment became operable on July 1, 1987. From July 1, 1987 through June 30, 1989 ("Phase-In Period"), the Performance Fee Adjustment is computed based upon a comparison of the Investment Performance of the Fund and the Investment Record of the Index over the number of months that have elapsed between June 30, 1986, and the end of the month for which the fee is being computed. The Investment Performance Differential is adjusted each month by multiplying that number by 36 and dividing that result by the number of months for which the Investment Performance is being compared. In addition, the Performance Fee Adjustment Rate is conversely adjusted proportionately to reflect the shorter time period involved. In all other respects, the Performance Fee Adjustment is computed and the amount of Investment Performance Differential is pro rated in accordance with the provisions of Release 7113 under the Investment Company Act of 1940 or any other applicable interpretation, rule, or regulation as, from time, may be adopted. Effective July 1, 1989, the Performance Fee Adjustment was based upon the full Investment Performance Differential and the Investment Performance of the Fund and the Investment Record of the Index for the full thirty-six (36) month period. The performance adjustment for the year ended December 1, 1993, decreased management fees by $220,000.


PORTFOLIO TRANSACTIONS

    In the following discussion "the Fund" is intended to refer to each Fund.

Investment or Brokerage Discretion

    Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

How Brokers and Dealers are Selected

    Equity Securities

    In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

    Fixed Income Securities

    Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

    With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings.

How Evaluations are Made of the Overall Reasonableness of
Brokerage Commissions Paid

    On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and
Dealers

    T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

    Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

    T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

    Certain brokers who provide quality execution services also furnish research services to T. Rowe Price. In order to be assured of continuing to receive research services considered of value to its clients, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Internal Allocation Procedures

    T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers which are able to meet the needs of the transaction.

    Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and make judgments as to the level of business which would recognize such services. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total brokerage business is allocated on the basis of all the considerations described above. In no case is a broker excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

    T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

    From time to time, orders for clients may be placed through a computerized transaction network.

    The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

    Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

    To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers

    As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

    The Board of Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert-Fleming Holdings and JFG also may be used although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

    Shown below are the approximate total brokerage commissions, including the discounts received by securities dealers in connection with underwritings, paid by the New America Growth, Equity Income and Capital Appreciation Funds for the last three years:

                           1993          1992         1991
                           ____          ____         ____

New America Growth Fund $2,345,000    $1,349,000   $1,435,000
Equity Income Fund      $4,660,000    $3,419,000   $3,087,000
Capital Appreciation Fund$1,141,000    $439,000     $478,000

     The approximate percentage of these commissions paid to firms which provided research, statistical, or other services to
T. Rowe Price in connection with the management of each Fund, or in some cases, to each Fund, for the last three years, are shown in the following chart.

                           1993          1992         1991
                           ____          ____         ____

New America Growth Fund     18%           20%          24%
Equity Income Fund          42%           37%          36%
Capital Appreciation Fund   45%           55%          59%

     The portfolio turnover rate for each Fund for each of the last three years has been as follows:

                           1993          1992         1991
                           ____          ____         ____

New America Growth Fund    43.7%         26.4%        42.3%
Equity Income Fund         31.2%         30.0%        33.5%
Capital Appreciation Fund  39.4%         30.3%        50.7%


OTHER BUSINESS

     The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

     As of December 31, 1993, there were 22,082,772, 171,256,084 and 42,347,540 shares of the capital stock of the New America Growth, Equity Income and Capital Appreciation Funds, respectively, outstanding, each with a par value of $.01. Of those shares, approximately _____, ______ and ______, representing ___%, ___% and ___%, respectively, of the outstanding stock, were registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

     As of December 31, 1993, approximately ______, ______ and ______ shares of the New America Growth, Equity Income and Capital Appreciation Funds, representing approximately ___%, ___% and ___%, respectively, of the outstanding stock, were owned by various private counsel clients of the Fund's investment manager,
T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1993, T. Rowe Price owned directly ______, ______ and ______ shares of the New America Growth, Equity Income and Capital Appreciation Funds, respectively, representing approximately ___%, ___% and ___%, respectively, of the outstanding stock.

     As of December 31, 1993, the officers and trustees of the New America Growth Fund, as a group, beneficially owned, directly or indirectly, ___________ shares, representing approximately ____% of the Fund's outstanding stock. The ownership of the officers and trustees reflects their proportionate interests, if any, in _____________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in __________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     As of December 31, 1993, the officers and trustees of the Equity Income Fund, as a group, beneficially owned, directly or indirectly, ___________ shares, representing approximately ____% of the Fund's outstanding stock. The ownership of the officers and trustees reflects their proportionate interests, if any, in _____________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in __________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     As of December 31, 1993, the officers and trustees of the Capital Appreciation Fund, as a group, beneficially owned, directly or indirectly, ___________ shares, representing approximately ____% of the Fund's outstanding stock. The ownership of the officers and trustees reflects their proportionate interests, if any, in _____________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in __________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     A copy of the Annual Report of each Fund for the year ended December 31, 1993, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1993, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

SHAREHOLDER PROPOSALS

     If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 5, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

     The audited consolidated balance sheet of T. Rowe Price which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price New America Growth Fund, T. Rowe Price Equity Index Fund and T. Rowe Price Capital Appreciation Fund, which are set forth in the Annual Report for each Fund.

                 T. ROWE PRICE ASSOCIATES, INC.
                   CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 1993
                         (in thousands)


ASSETS
Cash and cash equivalents                               $ 46,218
Accounts receivable                                       43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                             27,647
  Other funds held as available-for-sale securities       69,423
Partnership and other investments                         19,606
Property and equipment                                    39,828
Goodwill and deferred expenses                             9,773
Other assets                                               7,803
                                                        ________
                                                        $263,400
                                                        ________
                                                        ________


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses                 $ 15,111
  Accrued retirement and other compensation costs         19,844
  Income taxes payable                                     5,097
  Dividends payable                                        3,784
  Debt                                                    12,915
  Deferred revenues                                        1,548
  Minority interests in consolidated subsidiaries          9,148
                                                        ________
      Total liabilities                                   67,447
                                                        ________

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value - authorized 48,000,000
   shares;  issued and outstanding 29,095,039 shares       5,819
  Capital in excess of par value                           1,197
  Unrealized security holding gains                        5,345
  Retained earnings                                      183,592
                                                        ________
      Total stockholders' equity                         195,953
                                                        ________
                                                        $263,400
                                                        ________
                                                        ________



The accompanying notes are an integral part of the consolidated balance sheet.

                 T. ROWE PRICE ASSOCIATES, INC.
           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.
Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.

                 T. ROWE PRICE ASSOCIATES, INC.
     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)



Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.

Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.

                 T. ROWE PRICE ASSOCIATES, INC.
               NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                             Gross
                                          unrealized    Aggregate
                               Aggregate    holding       fair
                                 cost        gains        value
                               ________    _________    _________

   Stock funds                 $ 34,990     $ 7,025    $ 42,015
   Bond funds                    26,190       1,218      27,408
                               ________     _______   _________
     Total                     $ 61,180     $ 8,243    $ 69,423
                               ________     _______   _________
                               ________     _______   _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                  $ 31,431
Building and leased land                                 19,756
Furniture and other equipment                            13,889
Leasehold improvements                                    4,691
                                                      _________
                                                         69,767
Accumulated depreciation and amortization               (29,939)
                                                      _________
                                                       $ 39,828
                                                      _________
                                                      _________

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.

NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.

NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)

Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                 Options
       Unexer-             Options    Unexer-     Exer-
        cised    Options   Granted     cised     cisable
       Options    Exer-  (Canceled)  Options       at
Year  at Decem-   cised    During     Decem-     Decem-    Exer-
 of    ber 31,   During    ber 31,    ber 31,    ber 31,   cise
Grant   1992      1993      1993       1993       1993     Price
____  ________  ________  ________   ________   ________  ______
1983-4  53,000  (30,600)        --     22,400     22,400   $.67 &
                                                             $.75
1987   309,410  (68,064)        --    241,346    241,346  $5.38 &
                                                            $9.38
1988   359,000  (66,586)        --    292,414    292,414    $7.94
1989   632,280  (46,288)    (5,600)   580,392    312,404   $11.38
1990   681,500  (83,387)   (11,800)   586,313    141,313  $7.19 &
                                                            $8.50
1991   811,450  (37,000)   (14,000)   760,450    283,450   $17.00
1992   926,000  (11,600)   (27,400)   887,000    168,600   $18.75
1993        --        -- 1,154,000  1,154,000         --   $28.13
     _________ ________  _________  _________  _________
     3,772,640 (343,525) 1,095,200  4,524,315  1,461,927
     _________ ________  _________  _________  _________
     _________ ________  _________  _________  _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.


NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)

status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

Actuarial present value of
  Accumulated benefit obligation for service rendered
     Vested                                               $  780
     Non-vested                                            1,362
                                                          ______
     Total                                                 2,142
  Obligation attributable to estimated future compensation
increases                                                  2,594
                                                          ______
  Projected benefit obligation                             4,736
Plan assets held in sponsored mutual funds, at fair value  2,594
                                                          ______
Projected benefit obligation in excess of plan assets      2,142
Unrecognized loss from decreases in discount rate            407
                                                          ______
Accrued retirement costs                                  $1,735
                                                          ______
                                                          ______

Discount rate used in determining actuarial present
  values                                                   6.40%
                                                          ______
                                                          ______


NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in
1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

                 T. ROWE PRICE ASSOCIATES, INC.
         NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.

                REPORT OF INDEPENDENT ACCOUNTANTS
                _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994

T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE CAPITAL APPRECIATION FUND
                            MEETING: 9:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints George J. Collins and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page ___ of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                  CUSIP#77954M105/fund#072
                             (Front)

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T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   trustees.      listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  George J. Collins  Donald W. Dick, Jr.
David K. Fagin  Addison Lanier  John K. Major  Hanne M. Merriman
James S. Riepe  George A. Roche  Hubert D. Vos  Paul M. Wythes

2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ / / /  / /  / /  / / / /  / /  / /   / /  / / / /  / /
A   B    C    D    E   F    G    H     I    J   K    L

3. Ratify the selection of Coopers & Lybrand as independent
   accountants.    FOR / /     AGAINST / /       ABSTAIN / / 3.

4. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                  CUSIP#77954M105/fund#072
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